                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


  NOT APPLICABLE                    333-28811-01             NOT APPLICABLE
  --------------                    ------------             --------------
  (STATE OR OTHER                   (COMMISSION              (IRS EMPLOYER
  JURISDICTION OF                   FILE NUMBER)             IDENTIFICATION NO.)
  INCORPORATION)

                  P.O. BOX 20080, JACKSON, MISSISSIPPI  39289
              ---------------------------------------------------
        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                (601) 968-4400
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS.
------    ------------

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 1999, to the Series 1997-2 Certificateholders on March 15, 1999.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 1999, to the Series 1998-1 Certificateholders on March 15, 1999.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 1999, to the Series 1998-2 Certificateholders on March 15, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of February 1999

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of February 1999

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of February 1999

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAKS INCORPORATED, AS SERVICER UNDER THE
                                   PROFFITT'S CREDIT CARD MASTER TRUST
                                   (Registrant)



                                    /s/ Douglas E. Coltharp
                                   --------------------------
                                   Douglas E. Coltharp
                                   Executive Vice President and
                                   Chief Financial Officer



Date:  March 15, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of February 1999

 99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of February 1999

 99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of February 1999